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                                 EXHIBIT 23.2

                       Consent of Shefsky & Froelich LTD















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                      [SHEFSKY & FROELICH LTD. LETTERHEAD]




                       CONSENT OF SHEFSKY & FROELICH LTD.

        Shefsky & Froelich Ltd. hereby consents to the reference of our name under the heading "Legal Matters" in this Prospectus constituting a part of this Registration Statement on Form S-11.



                                                SHEFSKY & FROELICH LTD.



                                                /s/ Shefsky & Froelich Ltd.




Chicago, Illinois
June 24, 1997